UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

 FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2003 (October 30, 2003)

 CONEXANT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard Newport Beach, California 92660-3095
(Address of principal executive offices) (Zip code) (949) 483-4600 (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12. Results of Operations and Financial Condition.

Registrant’s press release dated October 30, 2003, announcing its financial results for the quarter and year ended October 3, 2003, is furnished herewith as Exhibit 99 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
By	/s/ DENNIS E. O'REILLY ———————————————————— Dennis E. O'Reilly Senior Vice President, General Counsel and Secretary

Date: October 31, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Registrant dated October 30, 2003.